                                                         EXHIBIT NO. EX-99.g.1.z

                                    AMENDMENT

                                 [JPMORGAN LOGO]


JPMORGAN CHASE BANK
4 New York Plaza
New York, NY   10004

April __, 2005

UBS Relationship Funds
One North Wacker Drive
Chicago, IL  60606

     RE: AMENDMENT TO THE MULTIPLE SERVICES AGREEMENT SECURITIES LENDING AUTHORIZATION DATED JULY 15, 1997 - ADDITION OF SERIES ON SCHEDULE A

Dear Sirs:

We refer to the Amendment to the Multiple Services Agreement Securities Lending Authorization dated July 15, 1997 (the "Securities Lending Authorization") between JPMorgan Chase Bank (the "Custodian"), as successor to the Morgan Stanley Trust Company, and UBS Relationship Funds (the "Client"). The parties hereby agree as follows:

     1. Schedule A is replaced in its entirety with Schedule A attached hereto.

The Multiple Services Agreement, as amended by this letter amendment, shall continue in full force and effect.

Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Brian Fitzgerald, J.P. Morgan Investor Services Co., 73 Tremont St., Boston, MA 02108.

                                       Very truly yours,

                                       JPMORGAN CHASE BANK


                                       By:
                                          ----------------------------
                                       Name:
                                       Title:

Accepted and Agreed:

UBS RELATIONSHIP FUNDS


By:
   ---------------------------
Name:
Title:

                                   SCHEDULE A

                                                        MAXIMUM PERMISSIBLE           MAXIMUM PERMISSIBLE
                                                         LOAN PERCENTAGE -             LOAN PERCENTAGE -
ACCOUNT                                                      TOTAL FUND                   SINGLE ISSUE
UBS RELATIONSHIP FUNDS

UBS Global Securities Relationship Fund               33 1/3% of total assets

UBS U.S. Large-Cap Equity Value                       33 1/3% of total assets
     Relationship Fund

UBS Global Aggregate Bond Relationship Fund           33 1/3% of total assets

UBS U.S. Cash Management Prime Relationship
     Fund                                             33 1/3% of total assets

UBS U.S. Core Plus Relationship Fund                  33 1/3% of total assets

UBS U.S. Large Cap Equity Relationship Fund           33 1/3% of total assets

UBS Large-Cap Select Equity Relationship Fund         33 1/3% of total assets

UBS U.S. Intermediate Cap Equity Relationship
     Fund                                             33 1/3% of total assets

UBS Small-Cap Equity Relationship Fund                33 1/3% of total assets

UBS International Equity Relationship Fund            33 1/3% of total assets

UBS U.S. Bond Relationship Fund                       33 1/3% of total assets

UBS Short Duration Relationship Fund                  33 1/3% of total assets

UBS Short-Term Relationship Fund                      33 1/3% of total assets

UBS Emerging Markets Equity Relationship Fund         33 1/3% of total assets

UBS Enhanced Yield Relationship Fund                  33 1/3% of total assets

UBS U.S. Treasury Inflation Protected Securities
     Relationship Fund                                33 1/3% of total assets

UBS High Yield Relationship Fund                      33 1/3% of total assets

UBS Defensive High Yield Relationship Fund            33 1/3% of total assets

UBS Emerging Markets Debt Relationship Fund           33 1/3% of total assets

UBS U.S. Securitized Mortgage Relationship Fund       33 1/3% of total assets

UBS Opportunistic Emerging Markets Debt

     Relationship Fund                                33 1/3% of total assets

UBS Opportunistic High Yield Relationship Fund        33 1/3% of total assets

UBS Corporate Bond Relationship Fund                  33 1/3% of total assets

UBS All Country World Ex US Equity
     Relationship Fund                                33 1/3% of total assets

UBS Absolute Return Bond Relationship Fund            33 1/3% of total assets

UBS Emerging Markets Equity Completion
     Relationship Fund                                33 1/3% of total assets

UBS U.S. Small-Mid Cap Core Relationship Fund         33 1/3% of total assets

UBS U.S. Small-Mid Cap Growth
     Relationship Fund                                33 1/3% of total assets

UBS U.S. Equity Long/Short Relationship Fund          33 1/3% of total assets

* U.S. Equity Securities                                                                      80%
* All other Securities                                                                       100%